UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STWD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2020, the Board of Directors (the “Board”) of Starwood Property Trust, Inc., a Maryland corporation (the “Company”), amended and restated the bylaws of the Company (as so amended and restated, the “Bylaws”), effective immediately. The amendment consisted of revising Article XIV of the Bylaws to provide the stockholders of the Company with the power, by the affirmative vote of a majority of all votes entitled to be cast on the matter, to adopt, alter or repeal any provision of the Bylaws, and to make new Bylaws, at a duly called annual meeting or special meeting of the stockholders and at which a quorum is present (a “Stockholder Bylaw Proposal”); provided, that any such proposal must be submitted to the Company in accordance with the advance notice procedures and deadlines set forth in Article II, Section 11 of the Bylaws. In addition, in order for any stockholder to be eligible to submit a Stockholder Bylaw Proposal, such stockholder must (i) meet the same eligibility requirements as those set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (as such rule may be amended from time to time, “Rule 14a-8”); and (ii) submit sufficient evidence establishing that the eligibility requirements set forth in Rule 14a-8 have been met.

The foregoing information is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Starwood Property Trust, Inc., effective as of March 16, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2020	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

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